UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)
	600 West Chicago Avenue Suite 850 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)
(312) 642-3700 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2013, InnerWorkings, Inc. (the “Company”) purchased all of the outstanding shares of capital stock or other equity interests of the U.S. and international businesses of EYELEVEL pursuant to two purchase agreements (the “Acquisition”). Pursuant to that certain Stock Purchase Agreement, dated as of July 25, 2013 (the “U.S. SPA”), by and among the Company and Tomas Baca, Filip Zak and Ed Halla (collectively, the “U.S. Sellers”), the Company purchased from the U.S. Sellers all of the issued and outstanding shares of capital stock or other equity interests (the “U.S. Shares”) of Eyelevel, Inc., an Oregon corporation (“Eyelevel U.S.”). Pursuant to that certain Stock Purchase Agreement, dated as of July 25, 2013 (the “International SPA”), by and among the Company and Tomas Baca and Filip Zak (collectively, the “International Sellers”), the Company purchased from the International Sellers all of the issued and outstanding shares of capital stock or other equity interests (the “International Shares”) of EYELEVEL s.r.o., a Czech Republic limited liability company (“Eyelevel CZ”), EYELEVEL Solutions Ltd., a United Kingdom limited company (“Eyelevel UK”), EYELEVEL, LLC, a Russian limited liability company (“Eyelevel Russia”), EYELEVEL RETAIL SOLUTIONS CONSULTORIA LTDA, a Brazilian limited liability company (“Eyelevel Brazil”), Taizhou EYELEVEL Store Fixtures Co., Ltd., a Chinese limited liability company (“Eyelevel China”), EYELEVEL Solution Pty Ltd CAN 158 690 432, an Australian proprietary limited company (“Eyelevel Australia”), and EYELEVEL Limited, a Hong Kong company (“Eyelevel Hong Kong,” and together with Eyelevel CZ, Eyelevel UK, Eyelevel Russia, Eyelevel Brazil, Eyelevel China and Eyelevel Australia, the “International Companies” and together with Eyelevel U.S., the “Eyelevel Companies”).

The aggregate purchase price payable to the U.S. Sellers pursuant to the U.S. SPA is an amount up to $18,000,000, payable as follows: (A) $4,000,000 paid in cash at closing, subject to an adjustment for estimated working capital; (B) a holdback of $166,666 payable in cash pending confirmation of actual working capital; (C) up to $5,833,333 payable in shares of common stock, $0.0001 par value per share, of the Company (“Company Common Stock”) if certain financial milestones are achieved during annual measurement periods between July 1, 2013 and June 30, 2016 (the “Annual U.S. Earn-Out”); and (D) up to $8,000,000 payable in shares of Company Common Stock if Cumulative EBITDA (as defined in the U.S. SPA) equals or exceeds $40,000,000 for the period beginning on July 1, 2013 and ending on June 30, 2017; provided that if Cumulative EBITDA falls below $40,000,000 but equals or exceeds $30,000,000, the U.S. Sellers will be entitled to receive a partial payment as set forth in the U.S. SPA (the “Cumulative U.S. Earn-Out, and together with the Annual U.S. Earn-Out, the “U.S. Earn-Out”).

Pursuant to the Annual U.S. Earn-Out, the U.S. Sellers will be eligible to receive up to three earn-out payments, provided that the Eyelevel Companies achieve certain financial objectives. These objectives are defined in terms of EBITDA (as defined in the U.S. SPA) and are as follows:

•	For the period beginning on July 1, 2013 and ending on June 30, 2014, the Eyelevel Companies must achieve EBITDA of $5,200,000 or more in order for the U.S. Sellers to be entitled to receive Company Common Stock valued at $1,944,444. Should EBITDA fall below $5,200,000 but equal or exceed $4,420,000, the U.S. Sellers will be entitled to a partial payment as set forth in the U.S. SPA.

•	For the period beginning on July 1, 2014 and ending on June 30, 2015, the Eyelevel Companies must achieve EBITDA of $5,400,000 or more in order for the U.S. Sellers to be entitled to receive Company Common Stock valued at $1,944,444. Should EBITDA fall below $5,400,000 but equal or exceed $4,590,000, the U.S. Sellers will be entitled to a partial payment as set forth in the U.S. SPA.

•	For the period beginning on July 1, 2015 and ending on June 30, 2016, the Eyelevel Companies must achieve EBITDA of $5,600,000 or more in order for the U.S. Sellers to be entitled to receive Company Common Stock valued at $1,944,444. Should EBITDA fall below $5,600,000 but equal or exceed $4,760,000, the U.S. Sellers will be entitled to a partial payment as set forth in the U.S. SPA.

The aggregate purchase price payable to the International Sellers pursuant to the International SPA is an amount up to $36,000,000, payable as follows: (A) $7,900,000 paid in cash at closing, subject to an adjustment for estimated working capital; (B) a holdback of $433,334 payable in cash pending confirmation of actual working capital; (C) up to $11,666,667 payable in shares of Company Common Stock if certain financial milestones are achieved during annual measurement periods between July 1, 2013 and June 30, 2016 (the “Annual International Earn-Out”); and (D) up to $16,000,000 payable in shares of Company Common Stock if Cumulative EBITDA (as defined in the International SPA) equals or exceeds $40,000,000 for the period beginning on July 1, 2013 and ending on June 30, 2017; provided that if Cumulative EBITDA falls below $40,000,000 but equals or exceeds $30,000,000, the International Sellers will be entitled to receive a partial payment as set forth in the International SPA (the “Cumulative International Earn-Out, and together with the Annual International Earn-Out, the “International Earn-Out”).

Pursuant to the Annual International Earn-Out, the International Sellers will be eligible to receive up to three earn-out payments, provided that the Eyelevel Companies achieve certain financial objectives. These objectives are defined in terms of EBITDA (as defined in the International SPA) and are as follows:

•	For the period beginning on July 1, 2013 and ending on June 30, 2014, the Eyelevel Companies must achieve EBITDA of $5,200,000 or more in order for the International Sellers to be entitled to receive Company Common Stock valued at $3,888,889. Should EBITDA fall below $5,200,000 but equal or exceed $4,420,000, the International Sellers will be entitled to a partial payment as set forth in the International SPA.

•	For the period beginning on July 1, 2014 and ending on June 30, 2015, the Eyelevel Companies must achieve EBITDA of $5,400,000 or more in order for the International Sellers to be entitled to receive Company Common Stock valued at $3,888,889. Should EBITDA fall below $5,400,000 but equal or exceed $4,590,000, the International Sellers will be entitled to a partial payment as set forth in the International SPA.

•	For the period beginning on July 1, 2015 and ending on June 30, 2016, the Eyelevel Companies must achieve EBITDA of $5,600,000 or more in order for the International Sellers to be entitled to receive Company Common Stock valued at $3,888,889. Should EBITDA fall below $5,600,000 but equal or exceed $4,760,000, the International Sellers will be entitled to a partial payment as set forth in the International SPA.

All payments made pursuant to the U.S. Earn-Out and the International Earn-Out will be paid in shares of Company Common Stock based on the average closing price of the Company Common Stock on the NASDAQ Global Select Market during the five trading day period prior to the distribution of such shares of Company Common Stock. In addition, for purposes of the Annual U.S. Earn-Out and the Annual International Earn-Out, to the extent that the amount of EBITDA for any measurement period exceeds the EBITDA target for such measurement period, then such surplus will be applied, without duplication, to the calculation of EBITDA for one or more prior measurement periods to the extent that the amount of EBITDA for any prior period is less than the EBITDA target for any such measurement period.

Collectively, the aggregate consideration under the U.S. SPA and the International SPA is payable as follows: (A) $11,900,000 paid in cash at closing, subject to an adjustment for estimated working capital; (B) a holdback of $600,000 payable in cash pending confirmation of actual working capital; (C) up to $17,500,000 payable in shares of Company Common Stock pursuant to the Annual U.S. Earn-Out and Annual International Earn-out; and (D) up to $24,000,000 payable in shares of Company Common Stock pursuant to the Cumulative U.S. Earn-Out and the Cumulative International Earn-Out.

Each of the U.S. SPA and the International SPA contains standard representations and warranties and indemnities.

The preceding description is qualified in its entirety by reference to the U.S. SPA and the International SPA, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 25, 2013, the Company completed the Acquisition.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On July 31, 2013, the Company issued a press release announcing the completion of the Acquisition. The Company is furnishing under Item 8.01 of this Current Report on Form 8-K the press release included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of July 25, 2013, by and among InnerWorkings, Inc., Tomas Baca, Filip Zak and Ed Halla.

10.2	Stock Purchase Agreement, dated as of July 25, 2013, by and among InnerWorkings, Inc., Tomas Baca and Filip Zak.

99.1	Press Release, dated July 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: July 31, 2013	By:	/s/ Joseph M. Busky
	Name:	Joseph M. Busky
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of July 25, 2013, by and among InnerWorkings, Inc., Tomas Baca, Filip Zak and Ed Halla.

10.2	Stock Purchase Agreement, dated as of July 25, 2013, by and among InnerWorkings, Inc., Tomas Baca and Filip Zak.

99.1	Press Release, dated July 31, 2013.